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                            ASSET PURCHASE AGREEMENT
                            ------------------------



         On 26 October 2000



         BY AND BETWEEN THE UNDERSIGNED:

         Leybold Vacuum France SAS (societe par actions simplifiee), a French limited liability company, with a share capital of EUR 3,095,750, having its registered office at Villebon-sur-Yvette (91140), Z.A. de Courtaboeuf, 7, avenue du Quebec, and recorded in the Commercial Registry of Evry under number B 702 929 976.

         Represented by Roland Hetzel, residing in Maurepas (78310), 11, rue de Valois, having full authority to enter into this Agreement, as set forth in the minutes of the sole shareholder's resolutions of Leybold Vacuum France SAS, dated September 26th, 2000.



                                                         Hereafter, the "Vendor"




         AND:


         Inficon GmbH, a German limited liability company, with a share capital of EUR 26,000, having its registered office in Cologne (50968), Germany, 498 Bonner Strasse, and registered in the Regional Court of Cologne under number HRB 26659.

         Represented by Ulrich Dobler and Udo Beeck.

                                                      Hereafter, the "Purchaser"



         WITH THE PARTICIPATION OF:

         Maitre Thierry Assant-Lechevallier, notary in Paris (75009), 68 rue de la Chaussee d'Antin.

                                                   Hereafter, the "Escrow Agent"

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         ARTICLE 1 - SALE

         Under this Agreement, the Vendor, committing himself to all standard guarantees in fact and law, sells to the Purchaser, who accepts it, the business assets designated below.

         ARTICLE 2 - DESCRIPTION

         A business located in Villebon-sur-Yvette (91140), Z.A. de Courtaboeuf, 7, avenue du Quebec, in the import, distribution and sale of leak detectors, and any equipment used to implement water-proofing techniques, for which Leybold Vacuum France SAS is registered in the Commercial Register of Evry under number B 702 029 976.

         These assets include:

         (A) The following intangible assets:

             - Clientele for the business in the import, distribution and sales of leak detectors and any equipment used to implement water-proofing techniques;

             - The computer files for the business in the import, distribution and sales of leak detectors and any equipment used to implement water-proofing techniques.

         (B) And inventories:

             - The Purchaser agrees to purchase the merchandise that exist as part of the business on the day that he takes possession. This merchandise is described and assessed in an inventory prepared in the presence of both parties and attached to the Agreement (Exhibit 1).

         The Purchaser states that the present condition of the business is well known to him.

         The parties agree to expressly exclude from the scope of this Agreement
(i) the business in the sale of any equipment used in teaching activities ("didactic"); (ii) the business in the sale of any equipment used for creating a vacuum (vacuum pumps), with the exception, however, of any equipment necessary for the functioning of leak-detection equipment, and any equipment related to the implementation of water-proofing techniques; (iii) the business in the sale of any equipment and systems used to improve the optical quality of precision ophthalmic or optic lenses through the application of thin vacuum-sealed layers, as well as any evaporation and related materials; (iv) the business in the sale of any material used to analyze gas, specifically through mass spectrometry; and equipment used to measure thin layers and items such as fittings for vacuums, valves and total-pressure vacuum gauges that the Vendor operated in connection with the business in the sale of leak detectors, and any equipment used for the implementation of water-proofing techniques, which is the subject of this Agreement.

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         ARTICLE 3 - ORIGIN OF OWNERSHIP

         The aforementioned business belongs to the Vendor, who received it together with other assets following the contribution by Leybold Heraeus, as part of its merger with Societe Generale du Vide - SOGEV, of all its assets, with the obligation to assume all its liabilities, pursuant to the terms of a merger agreement, dated August 13, 1971, in Paris, a copy of which is attached to this Agreement (Exhibit 2). The parties acknowledge that provisions relating to the price set forth in the merger agreement are not essential and do not determine the consent by the Purchaser to this Agreement.

         The parties to this Agreement expressly exempt the drafter of this agreement from revealing the origin of prior ownership.

         ARTICLE 4 - OWNERSHIP - POSSESSION

         The Purchaser shall become the owner of the business assets as of this day.

         He shall take real and effective possession of said business assets as of this day.

         ARTICLE 5 - CONSIDERATION

         The sale will be realized at a price of 200,000 francs to be applied to intangible assets, and at a price of 290,400 francs (Value Added Tax excluded) to be applied to the inventories.

         ARTICLE 6 - PAYMENT OF THE PRICE

         The price is paid by the Purchaser to the Vendor, who shall acknowledge it and provide a receipt subject to collection, this day.

         ARTICLE 7 - APPOINTMENT OF AN ESCROW AGENT

         The parties shall appoint Maitre Thierry Assant-Lechevallier, notary, who participates herein and agrees to act as the Escrow Agent for the funds corresponding to the price mentioned above.

         The Escrow Agent shall hold in escrow the funds until they become available to the Vendor after the completion of the legal formalities.

         The Vendor shall not receive the funds being held in escrow until he proves that there is no encumbrance upon the assets sold or objection to the payment of the price. Furthermore, he may collect the price only upon evidence of the performance of his tax obligations, and of payment of any taxes relating to the operation of the business and sales taxes.

         Upon completion of his assignment, the Escrow Agent may deliver to the Vendor, without the presence of the Purchaser, either the full price in the event that there has been no encumbrance or objection, or the amount remaining after the payment of debts and costs.

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         ARTICLE 8 - GENERAL CONDITIONS

         The sale will be made according to the following conditions, which the Vendor and the Purchaser agree to execute and accomplish, respectively, namely:

         With regard to the Purchaser:

         - Taxes - Business tax: As of the day he takes possession, the Purchaser shall pay the taxes, contributions, levies, local taxes and any other charges, to which the assets sold herein may now, or at a future date, be subjected.

         Regarding business tax, the Vendor shall inform the Purchaser of the amount of tax due for the current fiscal year, and the Purchaser shall pay the Vendor its portion of the tax, prorated for the period from the date of possession to December 31 of the current year.

         - Expenses - Costs - Fees: Unless otherwise provided in this Agreement, all expenses, costs and fees in connection with this Agreement and all those that were prerequisite to it, or those that will follow or be a consequence of this Agreement shall be paid by the Purchaser, which herein expressly agrees, with the exception of the attorneys' fees of each party, which shall remain the responsibility of each of them, respectively.

         - Insurance: Insurance upon the assets shall be the obligation solely of the Purchaser as of the date of possession.

         With regard to the Vendor:

         - The Vendor shall retain full and complete responsibility for all the items comprising the business in all teaching-related equipment ("didactic"), all equipment used for creating a vacuum (vacuum pumps), with the exception, however, of equipment necessary for the functioning of leak-detecting equipment, and any equipment related to the implementation of water-proofing techniques, and any equipment and systems used to improve the optical quality of precision ophthalmic or optic lenses through the application of thin vacuum-sealed layers, as well as any evaporation or related materials, and any materials used to analyze gas, specifically through mass spectrometry, as well as equipment used to measure thin layers and items such as fittings for vacuums, valves and total-pressure vacuum gauges not transferred under the terms of this Agreement, and shall be specifically responsible for all operating fees and expenses, as well as any related taxes, so that the Purchaser shall never be subject to inquiries regarding this.

         ARTICLE 9 - COVENANT NOT TO COMPETE

         Unless expressly agreed in writing by the Purchaser, the Vendor hereby expressly agrees to refrain from competing with the Purchaser and waives the right to manage or operate, whether directly or indirectly, a business equal or substantially similar to the business which is sold for a period of five (5) years, from the date on which the Purchaser takes possession, on French territory, under penalty of damages to the Purchaser and to any successive purchaser.

         The Vendor undertakes that all successors or assignees of the Vendor, and any shareholder of the Vendor shall observe the covenant not to compete referred to above.

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        ARTICLE 10 - ACCOUNTING BOOKS

         The Vendor and the Purchaser hereby declare that they have approved the books held by the Vendor relating to the business for the three years preceding the Agreement.

         An inventory of these books has been be prepared and signed by the parties, a copy of which has been given to each of them.

         The Vendor hereby agrees, pursuant to Article 15 of the Law of June 29, 1935, to make the aforementioned books available to the Purchaser for a period of three years from the possession of assets. The Purchaser may freely consult them during business hours upon prior reasonable notice to the Vendor.

         ARTICLE 11 - FORMALITIES

         The Purchaser shall, in the time allotted, complete the registration and publication procedures prescribed by law. This Agreement shall be subject to registration in the month following its signature. Moreover, the sale shall be published, within two weeks of its date, in extract form in a journal of legal announcements, in the arrondissement or departement in which the business is operated, and shall further be published in the BODACC (Bulletin Officiel D'Annonces Civiles et Commerciales/official bulletin of civil and commercial notices).

         If, in the performance of these publication procedures, it is revealed that encumbrances or objections to the price have been made at the request of creditors, the Vendor shall be required to produce, at its own cost, the releases and withdrawal certificates within a month of the notification, which will be served upon it at the address mentioned below.

         ARTICLE 12 - TAX DECLARATIONS

         The sale shall be concluded at a principal price of 200,000 francs excluding new goods (the "Purchase Price").

         Pursuant to Article 719 of the General Tax Code, the present sale is subject to registration fees of 4.8% applicable to the portion of the Purchase Price exceeding 150,000 francs.

         Pursuant to Article 723 of the General Tax Code, the sale of new goods is subject to Value Added Tax. However, the Purchaser has indicated to the Vendor that a portion of the new goods will be delivered in France and another portion delivered in Germany. The following tax scheme will apply:

             - Up to the portion of the price relating to the goods to be delivered in France, i.e., FRF 250,890, the sale will be subject to Value Added Tax;

             - Up to the portion of the price relating to the goods to be delivered to Germany, i.e., FRF 39,510, the sale will be exempt of Value Added Tax pursuant to the provisions of Article 262 I 1(degree) of the General Tax Code.

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         The parties agree that the Purchaser will bear the Value Added Tax levied upon the sale of new goods under this Agreement.

         In view of the possible tax levy on the capital gain he may realize at the time of the future sale, the Vendor states that his domicile is that specified in the heading of this Agreement.

         Furthermore, the Vendor agrees to file, in the allotted time, the various statements required by the tax administration, and specifically, those set forth in Articles 201-1, 229 A, 235 ter J, 89 and 286-1 of the General Tax Code.

         ARTICLE 13 - DECLARATIONS

         The Vendor states:

             -  That there is no objection on his part to this Agreement.

         REGARDING THE ASSETS SOLD:

             - That the business sold and the assets transferred are not encumbered by any registered preferential claim or pledge.

         SALES AND NET PROFIT:

             - The sales and net profits realized over the last three years are mentioned in the table below:

--------------------------------------------------------------------------------
         YEARS              SALES (taxes excluded)       EBIT (Earnings Before
                                                         Interests and Taxes)*

--------------------------------------------------------------------------------
         1997                    FRF 6,025,000                FRF (348,000)

--------------------------------------------------------------------------------
         1998                    FRF 7,490,000                  FRF 49,000

--------------------------------------------------------------------------------
         1999                    FRF 8,004,000                    FRF 0

--------------------------------------------------------------------------------
  Prorated for the               FRF 5,475,000                FRF (122,000)
  current year (from
  1/1/2000 to
  9/30/2000):
--------------------------------------------------------------------------------
         *Because of the other activities of the Vendor, the latter can not identify the net profit (net of interests and corporate income tax) on the business assets that are the subject of this Agreement. The parties to this agreement hereby agree that they are sufficiently informed by the figures provided by the Vendor, and expressly exempt the drafter of this Agreement from any responsibility in this matter

         The Purchaser states:

         - that he has no objection on his part to this Agreement and to the transfer resulting from the Agreement.

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         ARTICLE 14 - ELECTION OF DOMICILE

         For the execution of this Agreement and the consequences thereof, the Vendor and the Purchaser elect domicile at their respective registered offices.

         For any "objection" that may be made by a creditor, domicile is elected at the law firm of Ms. Catherine Nouvellon-Rouzies, 11 rue des Mazieres, BP 221, 91007 Evry Cedex.

         ARTICLE 15 - ADDITIONAL GUARANTEES

         After signing this Agreement, the Vendor agrees to sign, at the required time, any document, instrument, or notarized deeds, and to provide the Purchaser with a reasonable amount of assistance so that the Purchaser is able to fully benefit from the rights attached to the assets to be transferred to him under this agreement, and execute all provisions herein.

         ARTICLE 16 - AFFIDAVIT

         The parties hereby affirm, under penalties cited in Article 1837 of the General Tax Code, that this Agreement wholly expresses the price that will be owed if the agreement is exercised by the Purchaser; they acknowledge having been informed by the drafter of the agreement of the penalties incurred if this statement is not accurate.

         ARTICLE 17 - APPLICABLE LAW

         This Agreement is subject to French law.

         Any claim relating to the conclusion, the interpretation, or the execution of this Agreement shall be subject to the exclusive jurisdiction of the Commercial Court of Paris.

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The Vendor                                  The Purchaser
Represented by Roland Hetzel                Represented by Ulrich Dobler and Udo
----------------------------                ------------------------------------
                                            Beeck
                                            -----






                                     The Escrow Agent
                                     Represented by Thierry Assant-Lechevallier
                                     ------------------------------------------



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We hereby represent that this is a fair and accurate translation of the original agreement.


                                      INFICON HOLDING AG

                                      /s/ James L. Brissenden
                                      /s/ Peter Maier
                                      ------------------------------------------



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                                     ANNEX 1


                                   Inventories
                                   -----------


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                                     ANNEX 2



                               Origin of Ownership
                               -------------------